UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2012

Arrhythmia Research Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	1-9731 (Commission File Number)	72-0925679 (I.R.S. Employer Identification Number)

25 Sawyer Passway
Fitchburg, MA 01420
(Address of principal executive offices and zip code)

(978) 345-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
By letter dated April 17, 2012, the NYSE Amex LLC (the “Exchange”) notified Arrhythmia Research Technology, Inc. (the "Company") that it is not in compliance with certain of the Exchange's continued listing standards as set forth in Sections 134 and 1101 of the Exchange's Company Guide (the “Company Guide”) as a result of the failure to file its annual report on Form 10-K on a timely basis. The Company has therefore become subject to the procedures and requirements of Section 1009 of the Company Guide. Such procedures require the Company to communicate with the Exchange by April 23, 2012 to confirm receipt of the letter and indicate whether or not it intends to submit a plan of compliance. The Company intends to submit a plan of compliance to the Exchange by May 1, 2012 in accordance with the notice advising the Exchange of action it has taken or intends to take that will bring the Company into compliance with Sections 134 and 1101 of the Company Guide by no later than July 16, 2012. If the plan is accepted but the Company is not in compliance with the continued listing standards of the Company Guide by July 16, 2012 or if the Company is not making progress consistent with the plan, the Company may be subject to delisting procedures.
On April 23, 2012, the Company issued a press release regarding the notice.  A copy of the Company's press release is attached hereto as Exhibit 99.01.
Forward-Looking Statements
Forward-looking statements included in this Current Report on Form 8-K are based on current expectations of the Company that involve a number of risks and uncertainties and should not be considered as guarantees of future performance. The factors that could cause actual results to differ materially include: the finalization and timing of the filing of the annual report on Form 10-K for the fiscal year ended December 31, 2011; our ability to maintain our current pricing model and/or decrease our cost of sales; our ability to increase sales of higher margin products and services; variations in the mix of products and services sold; variability of customer delivery requirements; ability to market WirelessDx services, manage the timing of investment in operational infrastructure and ability to accelerate the pace of revenues from customer implementation; a stable interest rate market and/or a stable currency rate environment in the world, and specifically the countries where we are doing business; continued availability of supplies or materials used in manufacturing at competitive prices; volatility in commodity and energy prices and our ability to offset higher costs with price increases. More information about factors that potentially could affect the Company's financial results is included in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.
Exhibit No.    Description
99.01         Press Release dated April 23, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the 23rd day of April, 2012.

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

By: /s/ David A. Garrison
David A. Garrison
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit    Description
99.01    Press Release dated April 23, 2012